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                                                                EXHIBIT 10(e)(2)


                               FIRST AMENDMENT TO
                        SUPPLEMENTAL RETIREMENT AGREEMENT

         THIS FIRST AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT (this "Amendment") is made and entered into as of this 1st day of April, 2001 by and between Banknorth Group, Inc. (formerly known as Peoples Heritage Financial Group, Inc. and hereinafter referred to as the "Company"), and John W. Fridlington (the "Executive").

                                    RECITALS:

A. The Company and the Executive are parties to a certain Supplemental Retirement Agreement dated as of January 1, 1996 (the "Original Agreement"). The Original Agreement, as amended by this Agreement is referred to as the "Agreement."

B. The Company and the Executive wish to amend the Original Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree and amend the Original Agreement as follows:

1. AMENDMENT. Section 2.04 of the Agreement is hereby amended by deleting the second to last sentence of thereof in its entirety and replacing it with the following: "In addition, the Executive may elect a lump sum under this plan." The purpose of this Amendment is to make clear that, if the Executive elects lump sum payment, the Company shall not have any right to require that payment be made over a period of five years.


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2.       NO FURTHER MODIFICATION. Except as expressly amended hereby, the
Agreement remains unmodified and in full force and effect.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maine without regard to its conflicts of laws principles.

4. SEVERABILITY. Each provision of this Amendment is intended to be severable and the invalidity, illegality or unenforceability of any portion of this Amendment shall not affect the validity, legality and enforceability of the remainder.

         IN WITNESS WHEREOF, the Company and the Executive have caused this Amendment to be executed as of the date and year first above written.

                                        BANKNORTH GROUP, INC. F/K/A
                                        PEOPLES HERITAGE FINANCIAL
                                        GROUP, INC.


                                        By:
---------------------------------          -------------------------------
Witness                                 Name:
                                        Title:



----------------------------------      ----------------------------------
Witness                                 John W. Fridlington









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                               FIRST AMENDMENT TO
                        SUPPLEMENTAL RETIREMENT AGREEMENT


         THIS FIRST AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT (this "Amendment") is made and entered into as of this 27th day of March, 2001 by and between Banknorth Group, Inc. (formerly known as Peoples Heritage Financial Group, Inc. and hereinafter referred to as the "Company"), and Peter Verrill (the "Executive").
                                    RECITALS:

A. The Company and the Executive are parties to a certain Supplemental Retirement Agreement dated as of November 26, 1990 (the "Original Agreement"). The Original Agreement, as amended by this Agreement is referred to as the "Agreement."

B. Since the date of the Original Agreement, the Company has adopted the Banknorth Group. Inc. Supplemental Retirement Plan (as amended, the "SERP Plan") and the Company and the Executive now wish to amend the Original Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree and amend the Original Agreement as follows:

1.       AMENDMENTS.

         1.1 Alternative Benefit. Notwithstanding anything to the contrary in the Original Agreement or in the SERP Plan (including, without limitation, Article Three thereof), if on the date that benefits become payable under the Original


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         Agreement, the actuarial equivalent of the aggregate amount of the benefits payable to the Executive under the terms of the Original Agreement is less than the actuarial equivalent of the aggregate amount of the benefits to which the Executive would be entitled under the SERP Plan if he were "Participant" (as defined in the SERP Plan) in the SERP Plan (such amount, the "Alternative Benefit"), the Executive shall be entitled to benefits payable in accordance with the terms of the Original Agreement but in an aggregate amount equal to the actuarial equivalent of the Alternative Benefit instead of in an aggregate benefit amount determined under the Original Agreement. Whenever an "actuarial equivalent" is required to be determined under this Amendment, such actuarial equivalent shall be determined in the manner prescribed for determining actuarial equivalents under the Original Agreement.

         1.2 Optional Forms of Payment. Section 2.04 of the Agreement is hereby amended by deleting the second to last sentence thereof in its entirety and replacing it with the following: "In addition, the Executive may elect a lump sum under this plan." The purpose of the amendment set forth in this Section 1.2 is to make clear that, if the Executive elects lump sum payment, the Company shall not have any right to require that payment be made over a period of five years.

2. NO FURTHER MODIFICATION. Except as expressly amended hereby, the Agreement remains unmodified and in full force and effect.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maine without regard to its conflicts of laws principles.

4. SEVERABILITY. Each provision of this Amendment is intended to be severable and the invalidity, illegality or unenforceability of any portion of this Amendment shall not affect the validity, legality and enforceability of the remainder.


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         IN WITNESS WHEREOF, the Company and the Executive have caused this
Amendment to be executed as of the date and year first above written.

                                     BANKNORTH GROUP, INC. F/K/A
                                     PEOPLES HERITAGE FINANCIAL
                                     GROUP, INC.

                                     By:
----------------------------            --------------------------------
Witness                              Name:
                                     Title:



-----------------------------        -----------------------------------
Witness                              Peter Verrill








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